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                                                                    EXHIBIT 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER


         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Ortec International, Inc. ("Ortec"), hereby certifies that Ortec's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Ortec.



/s/ Ron Lipstein                                            Dated:  May 17, 2004
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Ron Lipstein
Chief Financial Officer
Principal Financial Officer